October 23, 2001


Dear E*TRADE Funds Shareholder:

We have sent you two emails letting you know that the E*TRADE Funds shareholder meeting is scheduled for November 2, 2001 and asking that you vote on some important matters. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order that we may have a majority opinion from the shareholders of the Fund. Please take a few moments to cast your vote by following the instructions below.

The E*TRADE Funds' Board of Trustees recommends that you vote FOR each item. Your vote is very important, regardless of how many E*TRADE Funds you own and how many shares you own.

To access your proxy card, you will need to enter your control number exactly as the number appears below.

Please take a few minutes to vote the proxy cards today so that your voice can be heard. The entire process is electronic and can be done by going to each of the following web sites.

http://www.eproxyvote.com/etbdx

CONTROL NUMBER: 42486765099999999912

If you have any questions or would like to vote your proxy now, please call Georgeson Shareholder ("GS"), our proxy solicitor, at 888-850-5668. Also, please note that as the meeting date approaches, you may receive a call from GS to vote your account(s) over the phone.

We thank you in advance for your time and vote.

Sincerely,

E*TRADE Funds

October 23, 2001


Dear E*TRADE Funds Shareholder:

We have sent you two emails letting you know that the E*TRADE Funds shareholder meeting is scheduled for November 2, 2001 and asking that you vote on some important matters. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order that we may have a majority opinion from the shareholders of the Fund. Please take a few moments to cast your vote by following the instructions below.

The E*TRADE Funds' Board of Trustees recommends that you vote FOR each item. Your vote is very important, regardless of how many E*TRADE Funds you own and how many shares you own.

To access your proxy card, you will need to enter your control number exactly as the number appears below.

Please take a few minutes to vote the proxy cards today so that your voice can be heard. The entire process is electronic and can be done by going to each of the following web sites.

http://www.eproxyvote.com/etpxx

CONTROL NUMBER: 42486765599999999912

If you have any questions or would like to vote your proxy now, please call Georgeson Shareholder ("GS"), our proxy solicitor, at 888-850-5668. Also, please note that as the meeting date approaches, you may receive a call from GS to vote your account(s) over the phone.

We thank you in advance for your time and vote.

Sincerely,

E*TRADE Funds

October 23, 2001


Dear E*TRADE Funds E-Commerce Shareholder:

We have sent you two emails letting you know that the E*TRADE E-Commerce Fund shareholder meeting is scheduled for November 2, 2001 and asking that you vote on an important matter. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order that we may have a majority opinion from the shareholders of the Fund. Please take a few moments to cast your vote by following the instructions below.

The proposal is to reorganize the E-Commerce Fund into the Technology Fund. The Board believes that Shareholders will benefit from the proposed reorganization because, following the reorganization, the Technology Fund will offer Shareholders lower operating expenses while allowing Shareholders to continue to invest in a fund that invests in a broader group of technology companies. By reorganizing the E-Commerce Fund into the larger Technology Fund, management of the Trust believes it can provide a better long-term value for investors. The Technology Fund has a substantially similar investment objective and substantially similar investment policies as the E-Commerce Fund. The proposed transaction is intended to be a tax-free reorganization.

The E*TRADE Funds' Board of Trustees recommends that you vote FOR this item. Your vote is very important, regardless of how many shares you own.

To access your proxy card, you will need to enter your control number exactly as the number appears below.

Please take a few minutes to vote the proxy card today so that your voice can be heard. The entire process is electronic and can be done by going to the following web site.

http://www.eproxyvote.com/etecx2

CONTROL NUMBER FOR PROPOSED REORGANIZATION: 42407450199999999912

If you have any questions or would like to vote your proxy now, please call Georgeson Shareholder ("GS"), our proxy solicitor, at 888-850-5668. Also, please note that as the meeting date approaches, you may receive a call from GS to vote your account(s) over the phone.

We thank you in advance for your time and vote.

Sincerely,

E*TRADE Funds